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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 16, 1997

                             The Raymond Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


            New York                                            15-0372290
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(State of incorporation or organization)                     (I.R.S. Employer
                                                             Identification No.)

South Canal Street, Greene, New York                              13778
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 212-656-2311
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Item 5. Other Events
        ------------

     In a joint press release dated June 16, 1997, The Raymond Corporation ("Raymond") and BT Industries AB ("BT") announced that they have entered into a definitive merger agreement pursuant to which BT will acquire all of the outstanding capital stock of Raymond for $33.00 per share in cash. The agreement, which was unanimously approved by the Board of Directors of Raymond, provides for a tender offer for Raymond's outstanding shares to be launched by Lift Acquisition Company, Inc., a New York corporation wholly-owned by BT.


Item 7. Exhibits.

     1. Agreement and Plan of Merger dated as of June 16, 1997, by and among BT Industries AB, Lift Acquisition Company, Inc. and The Raymond Corporation.

     2.  Press Release dated June 16, 1997.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                   THE RAYMOND CORPORATION



Dated: June 20, 1997                              By:    /s/ Paul J. Sternberg
                                                         -----------------------
                                                Name:    Paul J. Sternberg
                                               Title:    Vice President, General
                                                         Counsel & Secretary


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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

     1 Agreement and Plan of Merger dated as of June 16, 1997, by and among BT Industries AB, Lift
                    Acquisition Company, Inc. and The Raymond
                    Corporation.

     2              Press Release dated June 16, 1997.


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